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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                   (Mark One)
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of report September 23, 1999


                         Commission file number 0-25135


                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)


                  California                              94-2823865
       (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                Identification No.)


            1951 Churn Creek Road
             Redding, California                             96002
   (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (530) 224-3333


        Securities registered pursuant to Section 12(b) of the Act: None


           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share


         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the
         Securities Exchange Act of 1934 during the preceding 12 months
         (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]



   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. August 31, 1999 2,655,373







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Item 5. Other Events


Press release for the following (article attached):

Redding Bancorp, Parent Company of Redding Bank of Commerce Declares Dividend.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              /s/ Linda J. Miles

                              BY: Linda J. Miles
                              Executive Vice President & Chief Financial Officer


PRESS RELEASE
REDDING BANCORP (RDDB)

                                                FOR INFORMATION CONTACT:
                                           RUSSELL L. DUCLOS, PRESIDENT & CEO
                                                PHONE (530) 224-7326, OR
                                         LINDA J. MILES, CHIEF FINANCIAL OFFICER
                                                  PHONE (530) 224-7318
                                              WWW.REDDINGBANKOFCOMMERCE.COM


FOR IMMEDIATE RELEASE:


REDDING BANCORP, PARENT COMPANY OF REDDING BANK OF COMMERCE
DECLARES DIVIDEND

--------------------------------------------------------------------------------

REDDING, CALIFORNIA, SEPTEMBER 23, 1999/ PRNEWSWIRE-- Russell Duclos, President and CEO of Redding Bancorp, the parent company of Redding Bank of Commerce, today declared a $.60 per share dividend.

This dividend represents a 20% increase over the prior-years dividend, and the eleventh consecutive year that a cash dividend has been paid. The dividend will be paid on October 22, 1999 to shareholders of record as of October 1, 1999.









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Redding Bank of Commerce, the primary subsidiary of Redding Bancorp, reports strong net earnings of $3,015,235 for the eight months ended August 31, 1999, exceeding 1998 earnings for the same period by $180,000.

Redding Bank of Commerce, a premier provider of financial services to the Business and Professional community in Redding, California continues to be a leading performer among its national peer group with a return on average assets of 2.02%, and a return on average shareholder equity of 18.20%. The bank operates two full service offices in Redding, and loan production offices in Chico and Roseville, California.


Trades in the Company's Common Stock are handled by Joe Tallerico of Morgan Stanley Dean Witter, 310 Hemsted Drive, Suite 100, Redding, California (800 733-6126) Lisa Gallo at Hoefer & Arnett, 353 Sacramento Street, Tenth Floor, San Francisco, California (800 346-5544) and Thomas Bedford, Van Kasper & Company, 600 California Street, San Francisco (800 346-5544).


Redding Bancorp stock is listed on the over the counter bulletin board (OTCBB) under the symbol RDDB.

























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